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                             INTERCREDITOR AGREEMENT


                                TABLE OF CONTENTS


1.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE FRANCHISEE
      AND GUARANTORS

2.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF BKC

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF LENDER

4.    DEFAULT UNDER THE LOAN AGREEMENTS

      4.1    Notice to BKC of Default
      4.2    Notice to BKC of Intent to Foreclose

5.    REMEDIES UNDER LOAN DOCUMENT5

      5.1    Limits on Security Interest and Collateral Assignment
             (a)    Security Interest
             (b)    Collateral Assignment
      5.2    Review Meeting
      5.3    Pre-Conditions to Exercise of Remedies
             (a)    Control and Dominion
             (b)    Right of First Refusal; Right of Approval
             (c)    Payment of Amounts past Due to BKC
             (d)    Payment of Other Amounts Due to BKC
      5.4    Management of Restaurants
             (a)    BKC Management
             (b)    Continued Operation by Franchisee or Another BKC Licensee
             (c)    Election
      5.5    Disposition of Restaurants
             (a)    Sale Within Twenty-Four Months
             (b)    Terms of Sale; Bundling of Collateral
             (c)    BKC Approval of Buyer
             (d)    Consent of New BKL Landlord
             (e)    No Other Sale
             (f)    Termination of Affected Franchise Agreements
             (g)    Lender's Rights

6.    BKL LEASES

      6.1    Assignment






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7.    DEFAULT UNDER FRANCHISE AGREEMENTS AND BKL LEASES


      7.1    Notice to Lender of Default
      7.2    Lender's Opportunity to Cure Monetary Default
      7.3    Lender's Opportunity to Cure Non-Monetary Default
      7.4    BKC Right to Close

8.    ASSIGNMENT

9.    BREACH OF CONTRACT; EQUITABLE REMEDIES

10.   TERM OF AGREEMENT

11.   CONSENT AND ACKNOWLEDGEMENT OF COMMERCIALLY REASONABLE
      TERMS

      11.1   Acknowledgments
      11.2   Consent to Terms of Sale

12.   GENERAL RELEASE

13.   RIGHT OF AUDIT

14.   CONFIDENTIALITY

15.   CAPTION HEADINGS

16.   NOTICES

17.   CHOICE OF LAW; JURISDICTION AND VENUE

18.   NO AMENDMENTS

      18.1   This Agreement

      18.2   Franchise Agreements

19.   INTEGRATION

20.   BINDING EFFECT

21.   TITLES

22.   SEVERABILITY

23.   CONSTRUCTION OF AGREEMENT





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                             INTERCREDITOR AGREEMENT



      INTERCREDITOR AGREEMENT ("Agreement") dated as of the 7th day of February, 1996, by and among BURGER KING CORPORATION, a Florida corporation "BKC"), the individual, individuals, entity and/or entities set forth on Schedule A hereto (individually, a "Franchisee"), and the individual, individuals, entity and/or entities set forth on Schedu1e B hereto (individually a "Guarantor" and collectively, the "Guarantors"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, for itself and for the Banks as their agent (the "Lender") (the "Banks" are as hereinafter defined).

      WHEREAS, certain Burger King (Registered Trademark) restaurants identified by BKC store number and address on Schedule C hereto (individually, a "Restaurant" and collectively, the "Restaurants") are operated by the Franchisee pursuant to franchise agreements (individually, a "Franchise Agreement" and collectively, the "Franchise Agreements") issued by BKC;

      WHEREAS, certain of the Restaurants are located on real property (individually, a "BKL Property" and collectively, the "BKL Properties") currently leased to the Franchisee pursuant to certain lease/sublease agreements with BKC, as lessor (individually, a "BKL Lease" and collectively, the "BKL Leases");

      WHEREAS, the Franchisees are wholly owned subsidiaries of one of the Guarantors, National Restaurant Enterprises, Inc.

      WHEREAS, NRE is a wholly owned subsidiary of one of the Guarantors, NRE Holdings, Inc. (the "Parent");

      WHEREAS, NRE is the owner of all of the outstanding equity interests in the Franchisees "Equity Interests");

      WHEREAS, the Equity Interests in each Franchisee are divided by class into 95 shares of non-voting common stock (the "NV Equity Interests") and 5 shares of voting common stock (the "Voting Equity Interests");

      WHEREAS, the Guarantors (other than the Parent and NRE) are the owners of controlling equity interests in the Parent (the "Parent Equity Interests");

      WHEREAS, the Guarantors have guaranteed and will guarantee the payment and performance of all of the Franchisees' debts and obligations to BKC pursuant to certain agreements of guaranty (the "Guaranties");

      WHEREAS, certain of the Guarantors have contemporaneously herewith entered into a second Amended and Restated Revolving Credit and Term Loan Agreement dated as of the date

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hereof (the "Credit Agreement") among certain of the Guarantors, those lending institutions (including Lender) set forth on Schedule 1 to the Credit
Agreement (collectively, the "Banks") and the Lender in its capacity as agent for the Banks, and Franchisees have guaranteed all of NRE's obligations under the Credit Agreement pursuant to guarantees entered into as of the date hereof, and the Franchisees and the Guarantors have executed certain related documents (collectively, the "Loan Documents"), including promissory notes payable to the Banks in the original principal amount of ONE HUNDRED MILLION DOLLARS ($100,000,000), with the proceeds of the related loan(s) to be used solely for the purposes set forth under Section 1.6 of this Agreement;

      WHEREAS, the Franchisees and Guarantors have requested that BKC consent to, among other things, a security interest in the Franchise Agreements, and a pledge of the NV Equity Interests (the "NV Stock Pledge") all as provided in the Loan Documents; and

      WHEREAS, BKC has agreed to consent to these requests subject to and in consideration of the covenants, terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:

1.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
      FRANCHISEE AND GUARANTORS.

      1.1    Each Franchisee and each Guarantor represents and warrants that
             (i) each of the Franchise Agreements and BKL Leases are in full force and effect; (ii) to the best of their knowledge, there are no material defaults by BKC under any of the Franchise Agreements or BKL Leases and no event has occurred which, with the passage of time or the giving of notice, would constitute a material default by BKC under any of the Franchise Agreements or BKL Leases; (iii) they will continue to perform all obligations under those agreements; and (iv) the obligations of the Guarantors under the Guaranties are unaffected by this Agreement.

      1.2 Except as expressly provided herein, each Franchisee represents and warrants to BKC that it shall continue to comply with the terms and conditions of the Franchise Agreements, BKL Leases, and any other agreement with BKC, including the limitation that it shall not sell, assign, pledge, encumber, or otherwise transfer any interest in such agreements, except as set forth herein.

      1.3 NRE represents and warrants that it shall not sell, assign, pledge, encumber or otherwise transfer any legal or beneficial interest in its Equity Interests in the Franchisee in violation of the terms of the Franchise Agreements or any other agreement with BKC, except as set forth herein.

      1.4 Each Guarantor represents and warrants that they shall not sell, assign, pledge, encumber or otherwise transfer any legal or beneficial interest in their Equity

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      Interests or their interest in the Parent Equity Interests in violation of the Franchise Agreements between Franchisee and BKC for the Burger
      King (Registered Trademark) Restaurants identified on Schedule C hereto or in violation of that certain Stockholders Agreement dated September 1, 1994 between each of the Guarantors, NRE, NRE Holdings, Inc. ("Holdings") and the Lender, as amended as of February 7, 1996 (the "Stockholders Agreement").

1.5 In the event that any Guarantor is an entity (an "Entity") whose equity is wholly or partially owned by another Guarantor (an "Owner"), each such Owner hereby agrees and reaffirms that he shall not sell, assign, pledge, encumber or otherwise transfer any legal or beneficial interest in the Entity in violation of the terms of the Franchise Agreements or any other agreement with BKC.

1.6 NRE and each Franchisee represents and warrants that the funds advanced under the Loan Documents shall be used only for, and are specifically restricted to, the following purposes: (i) acquisition and deve1opment of BKC approved Burger King restaurant sites; (ii) existing Restaurant upgrades or remodelling; (iii) purchase of existing Burger King (Registered Trademark) restaurants from BKC or other franchisees; (iv) refinancing of an existing BKC loan; (v) general corporate and working capital purposes and NRE will obtain Letters of Credit for general corporate and working capital purposes for NRE's and the Franchisees' Burger King restaurant operations; and (vi) refinancing of a loan which was made for the purpose listed in (i) to (v).

1.7 NRE, Franchisees and Guarantors each acknowledge and agree that this Agreement and the consent contained herein shall not apply to the Voting Equity Interests or to the BKL Leases. The Parent, NRE, Franchisees and Guarantors each warrant and represent to BKC that no interest of the Guarantors in the Voting Equity Interests, the Parent Equity Interests or the BKL Leases shall be collateralized, pledged or otherwise subjected to the terms and conditions of the Loan Documents.

1.8 NRE, the Parent, the Lender and certain of the Banks entered into a Revolving Credit and Term Loan Agreement dated as of September 1, 1994, which was amended and restated as of November 30, 1994 (as amended, the "Original Credit Agreement"), pursuant to which Lender and the Banks financed, among other things, the acquisition by NRE of certain Burger King (Registered Trademark) restaurants. The Credit Agreement amends and restates the Original Credit Agreement. In connection with the Original Credit Agreement, BKC, NRE, the other Guarantors, and the Lender, among other persons, entered into an Intercreditor Agreement dated as of September 1, 1994, and a First Amendment to Intercreditor Agreement dated as of November 30, 1994 (such Intercreditor Agreement as amended, is referred to as the "First Intercreditor Agreement"). NRE, the Parent, and the Guarantors each represent, warrant and agree that: (a)

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             all of the representations and warranties made by them in the
             First Intercreditor Agreement remain and are true and correct in all material respects on and as of the date hereof, and are not affected by the entering into of the Credit Agreement and (b) all of the representations, warranties, and agreements in the First Intercreditor Agreement are hereby ratified and affirmed.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF BKC. BKC hereby represents and warrants as follows:

      2.1 Each of the Franchise Agreements and BKC Leases are in full force and effect.

      2.2 Within the thirty (30) days prior to the date of this Agreement, BKC has not sent Franchisees a written notice of default under the Franchise Agreements or BKL Leases.

      2.3 BKC makes no warranties or representations except as expressly set forth above. Without limiting the foregoing, BKC has made no investigation as to any defaults or breaches of the Franchise Agreements or BKL Leases nor inspection of any of the Restaurants except as expressly set forth above.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF LENDER. Lender hereby represents and warrants as follows:

      3.1 Lender's rights under the Loan Documents to realize on the collateral described in Section 5 of this Agreement shall be and are hereby expressly made subject to the covenants, conditions and restrictions contained in this Agreement.

      3.2 Except as expressly provided herein, or, with respect to the Parent Equity Interests only, as provided in other Intercreditor Agreements to which BKC and Lender are parties, Lender has and will acquire no right, title, security interest, pledge or other right in, to or against any BKL Lease, any BKL Property, the Voting Equity Interests or the Parent Equity Interests by virtue of the Loan Documents, this Agreement, or any other agreement.

      3.3 To the best of Lender's acknowledge, the Loan Documents shall secure only indebtedness incurred by NRE in connection with the guaranty of the loans of funds, for the purposes set forth in
             Section 1.6 above.

      3.4 All representations, warranties and covenants made by the Lender in this Agreement are made by the Lender in its own right and in its capacity as agent for the Banks; and, without limiting the foregoing, the restrictions on Lender's rights set forth in this Agreement shall be binding on the Banks. Lender further represents and warrants that it has the authority to enter into and perform this Agreement as agent for the Banks.

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      3.5    Lender represents, warrants and agrees that: (a) all of the representations and warranties made by Lender in the First Intercreditor Agreement remain and are true and correct in all material respects on and as of the date hereof, and are not affected by the entering into of the Credit Agreement, and (b) all of the representations, warranties, and agreements in the First Intercreditor Agreement are hereby ratified and affirmed.

4.    DEFAULT UNDER THE LOAN DOCUMENTS.

      4.1 Notice to BKC of Default. In the event Lender delivers a notice of default or demand for payment under any of the Loan Documents, Lender shall also give simultaneous written notice of such default or demand to BKC (a "Loan, Default Notice"). The Loan Default Notice shall specify the exact default(s) and any applicable grace period. In the event that such default(s) are cured within any applicable grace period, Lender shall also deliver written notice to BKC that the default(s) are cured.

      4.2 Notice to BKC of Intent to Foreclose. In the event any Franchisee fails to timely and properly cure the default(s) set forth in the Loan Default Notice, Lender shall deliver fourteen (14) days' prior written notice to BKC and the Franchisee as a condition precedent to the exercise of its rights and remedies under the Loan Documents and this Agreement (the "Foreclosure Notice").

5. REMEDIES UNDER LOAN DOCUMENTS. The Lender's rights and remedies under the Loan Documents shall be limited in the following manner.

      5.1   Limits on Security Interest and Collateral Assignment.

             (a) Security Interest. Notwithstanding anything in the Loan Documents to the contrary, the parties to this Agreement agree that: (i) no security interest granted to the Lender shall apply to the Voting Equity Interests or the Parent Equity Interests; and (ii) any security interest in the Franchise Agreements shall be limited to a security interest in the proceeds of a private sale of any Franchisee's rights under the Franchise Agreements pursuant to the terms and conditions of Section 9504 of the Uniform Commercial Code as in effect from time to time in the State in which the individual Restaurant is located (the "UCC"), and the Lender shall have no right to conduct a public sale or retain any Franchisee's rights under any Franchise Agreement in satisfaction of the loan as contemplated by
                   Section 9-505 of the UCC.

             (b) Collateral Assignment. Notwithstanding anything in the Loan Documents to the contrary, the parties to this Agreement agree that the Franchisee's tenancy rights under any BKL Lease can not and will not be collaterally assigned to the Lender.

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      5.2    Review Meeting. Upon receipt by BKC of a Foreclosure Notice,
             Lender and BKC shall exercise their best efforts to meet within f0urteen (14) days at a mutually agreed site, for the purpose of reviewing the Restaurants and the desirability of the application of this Agreement to each such Restaurant (the "Review Meeting"). At the time of the Review Meeting, upon the mutual agreement of BKC and Lender, any Restaurant may be excluded from the provisions of this Agreement and, thereafter, the Lender shall immediately release its security interest in the Franchise Agreement for each such Restaurant. Thereafter, BKC shall be free to exercise its rights and remedies under the Franchise Agreement and BKL Lease, if any, for each such Restaurant as provided therein and the Lender shall be free to exercise its rights against any remaining collateral at the relevant Restaurant site without reference to this Agreement. All Restaurants which shall continue to be subject to the provisions of this Agreement after the Review Meeting shall be referred to hereinafter individually as an "Affected Restaurant" and collectively as the "Affected Restaurants." The Franchise Agreements relating to such Affected Restaurants shall be referred to hereinafter individually as an "Affected Franchise Agreement" and collectively as the "Affected Franchise Agreements." The BKL Leases relating to such Affected Restaurants shall be referred to hereinafter individually as an "Affected BKL Lease" and collectively as the "Affected BKL Leases." If the Review Meeting does not take place, then all of the Restaurants shall be deemed Affected Restaurants.

      5.3 Pre-Conditions to Exercise of Remedies: The exercise by the Lender of its right to force an assignment or sale of any Franchisee's rights and obligations under the Affected Franchise Agreements shall be subject to the following terms and conditions precedent:

      (a) Control and Dominion. The Lender must take possession of and acquire control and dominion over substantially all of the tangible real and personal property of the Franchisee delivered as collateral under the Loan Documents, whether by exercise of the Lenders rights under the Loan Documents or by agreement with the Franchisee.

      (b)   Right of First Refusal; Right of Approval. Any transfer of the Affected Franchise Agreements must be made subject to and in accordance with BKC'S rights under the Affected Franchise Agreements, including, but not limited to, (i) BKC's right of first refusal to purchase any or all of the Affected Restaurants and the real property and furniture, fixtures and equipment associated therewith and located therein, and (ii) BKC's right to approve the sale, transfer and proposed transferee of the Affected Franchise Agreements and Affected Restaurants pursuant to BKC's then current standards for approval.
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      (c)   Payment of Amounts Past Due to BKC.  Lender's timely payment to
            BKC pursuant to Section 7.2 hereof of all sums past due and owing to BKC under each of the Affected Franchise Agreements and any Affected BKL Lease covering the premises of any Affected Restaurants, as well as those past due sums related to products or supplies sold by BKC for use in the Affected Restaurants, including without limitation, any pre- and post-petition amounts due from any Franchisee who is the subject of a proceeding under the United States Bankruptcy Code or any similar law affecting the rights of creditors generally.

      (d)   Payment of Other Amounts Due to BKC.   Lender's timely payment to
            BKC when due of (i) all sums which become due to BKC under the Affected Franchise Agreements and Affected BKL Leases in connection with operation of the Affected Restaurants during the term of this Agreement, and (ii) all sums which become due to BKC in connection with products or supplies sold by BKC during the term of this Agreement for use in the Affected Restaurants. Without limiting the foregoing, it is expressly understood that Lender must pay all post-petition amounts due from a Franchisee which is the subject of a proceeding under the United States Bankruptcy Code, or any similar law affecting the rights of creditors generally, when due under the terms of the Affected Franchise Agreement or Affected BKL Lease, without reference to any right of such Franchisee to defer such payment pending assumption of those agreements or for any other reason.

5.4 Management of Restaurants. After receipt by BKC of a Foreclosure Notice and the satisfaction by the Lender of the requirements of Section 5.3(a) above (the "Realization Date"), the Affected Restaurants shall be managed and operated in the following manner:

      (a) BKC Management. BKC shall have the initial right, but not the obligation, to assume the operation of some or all of the Affected Restaurants under a management agreement (a "Management Agreement") in form and content reasonably acceptable to counsel for BKC and Lender for a period of time up to (i) the date on which any such Affected Restaurant is sold by Lender to a third party or to BKC pursuant to this Agreement, (ii) the expiration date of the Affected Franchise Agreements and Affected BKL Leases, or (iii) expiration of the Sale Period (as defined below), whichever is earlier (the "Management Period"). In return for operating the Affected Restaurants, the Management Agreement shall include, at a minimum and in addition to such other terms as BKC may require pursuant to the preceding sentence, all of the following:
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                   (1)    A management fee in an amount equal to a percentage
                          of monthly Gross Sales (as defined in the Franchise Agreements) generated at each Affected Restaurant operated by BKC, which percentage figure shall be the greater of ten percent (10%) or the then current percentage rate charged for comparable management services in a similar factual situation, if any (factors to be considered in determining the applicable percentage rate to be charged are the number, location and size of the Restaurants to be operated by BKC). This management fee will be in addition to and not in lieu of the royalty and advertising fees and rents due under the Franchise Agreements and BKL Leases;

                   (2) The option of expending two and one-half percent (2.5%) of monthly Gross Sales generated at each such Restaurant for local marketing, in addition to the four percent (4%) advertising contribution to be paid under the Affected Franchise Agreement for each Affected Restaurant;

                   (3) The option of expending, out of the Gross Sales for each Affected Restaurant, up to $25,000.00 per year for (i) repairs and maintenance and/or (ii) alterations necessary to conform the Affected Restaurant to the then current image for Burger King restaurants; and

                   (4) The right to replace or add additional signs and/or equipment to each Affected Restaurant as it becomes necessary to conform with menu or operational changes required by BKC to be implemented at such time. The cost for any such replacement or additional equipment will be paid out of the Gross Sales generated at all of the Affected Restaurants.

      (b)          Continued Operation By Franchisee or another BKC Licensee.
                   In the event that BKC elects not to manage the Affected Restaurants as provided in Section 5.4(a) above, BKC shall do one of the following, the choice of which shall be in BKC's sole discretion: (i) approve the Franchisee to continue to operate any or all of the Affected Restaurants during the Management Period, with the Lender's consent, or
                   (ii) approve one or more multi-unit BKC licensees reasonably acceptable to BKC and Lender to supervise the operation of any or all of the Affected Restaurants during such period, pursuant to a management agreement reasonably acceptable to such licensee, BKC and Lender. BKC will, as a courtesy only, assist the Lender in identifying any such BKC licensees, but shall owe no legal obligation or duty to the Lender in this regard and

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                   shall have no liability to the Lender for any failure to so assist the Lender. If Franchisee and/or an approved BKC licensee(s), if any, are approved to operate the Affected Restaurants during such period, such Restaurants shall be operated pursuant to the terms of the corresponding
                   Affected Franchise Agreements.

      (c) Election. BKC shall exercise its option to operate the Affected Restaurants pursuant to Section 5A(a) above or designate the Franchisee or another entity to operate the Affected Restaurants pursuant to Section 5.4(b) above, by delivering written notice thereof to the Lender within fourteen (14) days of BKC's receipt of a Foreclosure Notice (the "Management Election Notice"). If BKC does not deliver a Management Election Notice, BKC shall be deemed to have elected to have the Franchisee, with the Lender's consent, continue to operate the Affected Restaurants pursuant to Section 5.4(b).

5.5 Disposition of Restaurants and NV Equity Interests. Any sale, transfer or assignment of the Affected Franchise Agreements, the NV Equity Interests or Affected BKL Leases by the Lender shall be subject to the provisions of Section 5.3 and the following conditions:

      (a) Sale Within Twenty Four Months. At any time after its receipt of the Foreclosure Notice, BKC may deliver written notice (the "Notice to Sell") to the Lender dictating that the Lender shall have twenty four (24) months from receipt of the Notice to Sell to sell and transfer by private sale one or more of the Affected Restaurants and Affected Franchise Agreements, together with all of the real and personal property associated therewith, pursuant to the terms of this Agreement and the Affected Franchise Agreement. Provided, however, that if Lender is utilizing its best efforts to lift or remove any stay or judicial or statutory impediment imposed on the sale of an Affected Restaurant, the twenty four (24) month period shall not commence, or if it has commenced it shall be tolled, during any period when Lender is prevented from selling such Affected Restaurant by reason of the filing by Franchisee of a petition for relief under the United States Bankruptcy Code or by reason of any federal, state or local law or any other order of a court of competent jurisdiction preventing the sale of any such Restaurant This twenty four (24) month period, together with any extension (as provided above), is herein referred to as the "Sale Period."

      (b)   Terms of Sale: Bundling of Collateral. During the Sale
            Period, the Lender shall "bundle" the real property interest (whether a fee or leasehold), and the personal property used in connection with the operation of each Affected Restaurant, together with the Affected Franchise Agreement, in order to require that any proposed asset sale by
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            Lender of such Affected Restaurant include the Affected Franchise
            Agreements and real property interest, furniture, fixtures, equipment and other personality necessary to maintain the operational integrity of each Affected Restaurant. A sale of the NV Equity Interests as an entity shall be deemed to satisfy this requirement. While each Affected Restaurant must be sold in this manner, the Lender is free to sell each Affected Restaurant separately or in groups, subject only to its obligation (as limited by the provisions of Section 12 below) to act in a commercially reasonable manner.

      (c) BKC Approval of Buyer. Any purchaser(s) must be acceptable to BKC and satisfy BKC's then current standards for receiving approval to acquire an interest in a Burger King restaurant. BKC will provide Lender with such current standards upon written request by Lender. Lender, Franchisee, and Guarantors acknowledge, agree, and understand that (i) the requirements defining acceptable purchasers and for approving prospective BKC franchisees or the requests for existing franchisees to develop, operate or acquire an interest in additional Burger King" restaurants are subject to change by BKC, in its sole discretion, and (ii) any disapproval by BKC due to the failure of any prospective purchaser or franchisee to meet such requirements shall be deemed a reasonable action by BKC unless BKC has applied its criteria in a bad faith effort to harm the financial interests of the Lender. BKC agrees to cooperate with Lender in the latter's efforts to find an acceptable purchaser(s) for the Affected Restaurants, but has no obligation to locate buyer(s). Lender agrees to sell or assign the Affected Restaurants and Affected Franchise Agreements by private sale only, and not by public sale or auction.

      (d) Consent of New BKL Landlord. In the event that BKC sells, transfers, assigns, mortgages, or pledges its interest in a BKL Property or BKL Lease to a third party (a "New Landlord") as provided in Section 6.1(c) below, Lender shall, in addition to satisfying all of the other conditions set forth in this Section 5.5, obtain the prior written consent (a "Landlord Consent") of the New Landlord before transferring the Franchisee's rights under an Affected Franchise Agreement to a third party.

      (e) No Other Sale. Any transfer, sale, conveyance or assignment made in violation of the terms of Section 5.5 above shall constitute a material breach of this Agreement by Lender and BKC shall be entitled to any and all remedies permitted by law or equity, including injunctive relief to enjoin any such unauthorized sale, transfer, conveyance or assignment.

             (f) Consent of BKC to Foreclose on Stock Pledge. The parties hereto acknowledge and agree that Lender shall not, without the consent of BKC, foreclose on the Stock Pledge or otherwise take control of the NV Equity Interests. Lender hereby accepts and acknowledges that Lender may not, at any time, foreclose on the Stock Pledge, take control of the NV Equity Interests or transfer, assign or in any way alienate the NV Equity Interests, or a portion thereof, without BKC's consent.

             (g)   Termination of Affected Franchise Agreements and BKL Leases.

                   (i) Subject to the provisions of Sections 6.1(c) and 7 of this Agreement, BKC agrees to not terminate any of the Affected Franchise Agreements or Affected BKL Leases during the Sale Period if Lender complies with the terms and conditions of this Agreement and each and every one of the Affected Franchise Agreements and Affected BKL Leases, including, but not limited to, operational standards and all payment obligations for royalties, advertising and rent.

                   (ii) In the event the Affected Restaurants and related Affected Franchise Agreements and Affected BKL Leases are not sold and transferred within the Sale Period applicable to each of them, BKC shall have the subsequent right to terminate the unsold and untransferred Affected Franchise Agreements and Affected BKL Leases upon delivery of thirty (30) days prior written notice to Lender and the Franchisee.

                   (iii) In the event that the Lender or the Franchisee fail to meet any other condition or obligation under this Agreement or any of the Affected Franchise Agreements or Affected BKL Leases, including without limitation the obligation to pay when due all amounts payable under the Affected Franchise Agreements and Affected BKL Leases as a group for the full term of this Agreement, BKC shall have the subsequent right to terminate any then unsold and untransferred Affected Franchise Agreement and Affected BKL Lease upon delivery of thirty (30) days prior written notice to Lender and the Franchisee.

                   (iv) Upon termination of any or all of the Affected Franchise Agreements or Affected BKL Leases, (x) Lender's security interest in the relevant Affected Franchise Agreement shall automatically terminate and be of no further force and effect, (y)Lender shall execute and file relevant termination statements as required by law or requested by the Franchisee or BKC, and (z) Lender shall comply with all post.termination covenants contained in such Franchise Agreements and BKL Leases, including, but not limited to, making at its own expense such removals or changes in signs and the Restaurant buildings and premises as BKC shall request so as to effectively distinguish the Restaurant buildings and premises from their former appearance and from any other Burger King restaurant. It is expressly understood, however, that nothing in this Agreement shall obligate the Lender to compensate BKC for amounts due to BKC which have not yet accrued at the time of termination.

             (h) Lender's Rights. Upon termination of the Lender's security interest in any of the Franchise Agreements, whether pursuant to the provisions of Sections 5.2 or 5.5(g) hereof, or otherwise, the Lender shall be free to exercise its rights against its remaining collateral relating to the corresponding Restaurant pursuant to the terms of the Loan Documents and without reference to this Agreement.

6.    BKL LEASES.

      6.1 Assignment. For so long as BKC remains the owner or lessee of the BKL Property subject to any BKL Lease, BKC agrees as follows:

             (a) In the event that the Lender (i) acquires control and dominion over the tangible personal property used in connection with the operation of the Restaurant which is subject to the BKL Lease, (ii) such Restaurant is designated as an Affected Restaurant, (iii) all obligations due under the BKL Lease are paid and performed in full when due, and (iv) the Lender meets all of its obligations under Section 5.3 hereof, then BKC agrees that the manager appointed pursuant to the terms of Section 5.4 shall have the right to occupy the BKL Property on the same terms and conditions as the Franchisee, and that BKC shall not terminate the BKL Lease until expiration of the relevant Sale Period.

             (b)   In the event that (i) all of the conditions set forth in
                   Section 6.1(a) are met and (ii) BKC approves an assignment of the Affected Franchise Agreement relating to the Affected Restaurant operated on the BKL Property, then BKC shall also consent to the assignment of the Affected BKL Lease to the same assignee.

             (c) Notwithstanding anything in this Agreement to the contrary, it is expressly understood that BKC remains free to sell any BKL Property and assign its rights under any BKL Lease at any time, and the terms of this Agreement and this
                   Section 6 shall not apply to, restrict, or obligate any such buyer or assignee.

7.    DEFAULT UNDER FRANCHISE AGREEMENTS AND BKL LEASES.

      7.1 Notice to Lender of Default. In the event BKC delivers a notice of default under any of the Franchise Agreements or BKL Leases (a "Contract Default Notice"), BKC shall simultaneously deliver a copy of the Contract Default Notice to Lender. In the event the default(s) set forth in the Contract Default Notice are subject to an applicable cure period, BKC shall also deliver notice in writing to Lender that such default(s) have or have not been cured within such cure period (the "Cure Notice").

      7.2    Lender's Opportunity to Cure Monetary Default.

             (a) In the event Franchisees fail to cure a monetary default under any Franchise Agreement or BKL Lease (a "Payment Default") within any applicable grace period, BKC agrees that Lender shall have the right to cure the Payment Default within fifteen (15) calendar days after Lender receives its copy of the Cure Notice. In the event Lender elects not to cure any such Payment Default, then BKC may immediately terminate the related Franchise Agreement and BKL Lease, if any, without further notice or opportunity to cure and pursue any and all remedies permitted thereunder and by law.

             (b) Notwithstanding the foregoing, with respect to each Franchise Agreement and related BKL Lease, if any, if (i) Lender should exercise the right to cure Payment Defaults four (4) consecutive calendar months, or to cure Payment Defaults in an aggregate of eight (8) calendar months, and
                   (ii) Lender fails to contemporaneously after such last default contemplated above deliver a Foreclosure Notice and file and diligently pursue an action to foreclose on assets pledged to it under the Loan Documents, then BKC may terminate the related Franchise Agreement and BKL Lease, if any.

             (c) Notwithstanding the foregoing language in Section 7.2(b) regarding the eight (8) calendar month aggregate, beginning on January 1, 1995; Lender shall, to the extent that an opportunity to cure under Section 7.2(b) has been used, earn back one additional opportunity to cure a Payment Default for each full twelve (12) month period during which the Franchisee has remained current in all payments due BKC under all of the BKL Leases and all of the Franchise Agreements. At no point will the Lender accumulate more than eight (8) available unused opportunities to cure under this Section 7(c).

      7.3   Lender's Opportunity To Cure Non-Monetary Default.

             (a) In the event Franchisees fail to cure a non-monetary default under any Franchise Agreement or BKL Lease (a "Non-Monetary Default") within any applicable cure period, Lender shall have thirty (30) days after receipt of the Cure Notice to deliver a Foreclosure Notice. This thirty
                   (30) day period is hereinafter be referred to as the "Election Period."

             (b) In the event of the occurrence of a non-curable, Non-Monetary Default, the Election Period shall commence on Lender's receipt of the Contract Default Notice.

             (c) Franchisees, Guarantors, and Lender agree that during the Election Period BKC shall have the right, but not the obligation, in its sole discretion, to: (i) take such necessary actions to abate and cure the Non-Monetary Default(s) under the Franchise Agreements which actions shall include, but not be limited to, temporarily closing any of the Restaurants affected by such default(s) due to health reasons or other emergencies (as provided in Section
                   7.4 below herein); removing from such Restaurants those products, signs, equipment or other materials which are not approved by BKC; and taking such other actions which BKC deems reasonably necessary in order to mitigate damage to BKC and its trademarks and/or (ii) supervise the operation of such Restaurants pursuant to a temporary management agreement which shall include the terms set forth in
                   Section 5.4(a) herein. Franchisees, Guarantors, and Lender acknowledge and agree that monetary damages will be inadequate to remedy the damage caused to BKC in the event a material Non-Monetary Default under any of the Franchise Agreements remains uncured. Accordingly, BKC shall be entitled to injunctive relief, including, but not limited to, a temporary restraining order, issued by a court of competent jurisdiction in order to enforce its rights specified in this Section 7.3(c).

             (d) In the event Lender fails to notify BKC of its election within the Election Period pursuant to said Section 7.3(a) or fails to diligently pursue its remedies against the relevant Affected Franchise Agreement or Affected BKL Lease, then BKC may immediately terminate the relevant Franchise Agreement and BKL Lease affected by the defaults without further notice or opportunity to cure and pursue any and all remedies permitted thereunder and by law without further notice to Lender.

      7.4    BKC Right to Close. Notwithstanding the foregoing provisions of
             Section 7.3, BKC shall have the right to immediately close, without prior notice or any opportunity to cure, any of the Restaurants which BKC deems, in its sole discretion, necessary due to reasons of public health and safety or due to an emergency which impacts public health or safety ("Emergency Situation").

             Unless the Emergency Situation is permanent, BKC's right to close shall last only until such Emergency Situation has, in the sole opinion of BKC, ended.

8.    ASSIGNMENT

      8.1 Franchisee may not assign or transfer its interest in this Agreement without the written consent of the other parties hereto. BKC or Lender may assign their respective interests herein without the consent of any party hereto.

9.    BREACH OF CONTRACT; EQUITABLE REMEDIES

      9.1 In the event any party shall breach the terms of this Agreement, any other party hereto may declare a breach and pursue any remedy available at law or in equity. It is expressly understood and agreed that monetary damages may be inadequate to remedy a material breach of this Agreement and that injunctive relief may be granted by a court of competent jurisdiction. Further, in light of the nature of this Agreement and the potential need for BKC to take prompt action to abate a dangerous condition and/or mitigate the damage to its trademarks and service marks, in the event of default by any of the parties hereunder or by Franchisees under the Franchise Agreements, if a court orders BKC to post a bond as a condition to the entry of an order for injunctive relief, the parties jointly and severally agree that such bond shall be in a nominal amount of money not to exceed FIVE THOUSAND AND NO/100 DOLLARS ($5,000.00).

10.   TERM OF AGREEMENT.

      10.1 This Agreement shall commence on the date first written above and shall continue until irrevocable payment in full of all obligations under the Loan Documents or until the expiration or earlier termination of all of the Franchise Agreements and BKL Leases, whichever is earlier, at which time this Agreement shall expire and become of no further force and effect.

      10.2 Upon or within a reasonable time after such expiration or termination the parties agree to sign any reasonable documents requested by any party in order to confirm such expiration or termination.

ll.  CONSENT AND ACKNOWLEDGMENT.

      11.1 Acknowledgments. Franchisees and Guarantors acknowledge and understand the provisions of this Agreement and the procedures set forth herein relating to the requirements that, in the event of an exercise by the Lender of its rights and remedies under the Loan Documents and this Agreement, such exercise shall be subject to the terms of Section 5 hereof.

      11.2 Consent To Terms of Sale. In consideration of BKC and Lender executing this Agreement, each Franchisee and each Guarantor, for themselves and any person or entity claiming by, through or under them, represent, covenant and agree as follows:

             (a) This Agreement and the Loan Documents are not entered into with any actual intent to hinder, delay or defraud any of their creditors; that Franchisees and Guarantors do not intend to incur debts beyond their ability to pay in connection with the Loan Documents; and that Franchisees and Guarantors do not have assets unreasonably small in relation to their businesses as a result of the Loan Documents or this Agreement.

             (b) This Agreement and the procedures set forth in Section 5 with respect to a sale and transfer of the Affected Restaurants, the Affected Franchise Agreements, the Affected BKL Leases, and the real and personal property associated therewith, constitute a commercially reasonable procedure for disposing of the Lender's collateral, there being no nationally recognized market therefor, and it being acknowledged that it is designed to generate a fair and reasonable equivalent value.

             (c) Franchisees and Guarantors shall not seek to challenge or enjoin the consummation of any sale of an Affected Restaurant, Affected Franchise Agreement or real or personal property associated therewith on the grounds that the procedures set forth in Section 5 are not commercially reasonable, and agree that their only remedy shall be to challenge and seek monetary damages from the Lender for any unreasonable decision by the Lender in determining whether to sell the Restaurants as a group or individually.

12.   GENERAL RELEASE.

      12.1 In consideration of BKC executing this Agreement and in consideration of BKC consenting to the grant to Lender of the security interest in the Franchise Agreements, the consent to the Stock Pledge and the right to transfer the BKL Leases subject to the terms of this Agreement, each Franchisee and each Guarantor for himself/herself and his/her respective heirs, successors, assigns, personal representatives, affiliates, subsidiaries and immediate and remote parent companies (the "Releasing Parties") hereby release and forever discharge BKC and its respective successors, assigns, affiliates, parent company, directors, officers, employees, agents and representatives (the "Released Parties") as to any and all claims, damages, liabilities and causes of action whatsoever, whether known or unknown, which the Releasing Parties have now or may have in the future by reason of any matter, cause of thing whatsoever arising out of or relating to the Franchise Agreements, BKL Leases, or any other agreement between BKC and any of the Releasing Parties, the relationship and/or course of dealing between the Releasing Parties and the Released Parties, and any other matters which existed prior to the date of this Agreement.

13.   RIGHT OF AUDIT.

      13.1 Each Franchisee agrees that BKC or its representatives, at BKC expense, shall at all reasonable times, have the right to examine or audit the books, records, federal or state tax returns, accounts of, and any other information or records necessary to trace or account for loan funds hereunder, as well as to verify the accuracy of the representations made by the Franchisees hereunder. In the event an audit discloses a violation of the terms and conditions of this Agreement, Franchisees shall be liable for all costs and expenses associated with the audit including, but not limited to, the costs of accounting fees, travel, lodging and wages reasonably incurred including wages paid to BKC employees.

             Franchisees and Lender mutually consent to the release to BKC of all information relating to loan funding, disbursements or withdrawals under the Loan Documents. BKC shall not provide such information to any third party without Franchisees' and Lender's consent unless BKC is required to do so by law, compelled to do so by subpoena or BKC determines it must introduce such information as evidence in a public or private adjudication.

14.   CONFIDENTIALITY

      14.1 The Guarantors, the Lender and the Franchisees, for themselves and their respective principals, shareholders, parent corporations, affiliates, officers and directors shall each hold in confidence and shall not disclose to any person outside its respective organization the terms of this Agreement (the "Confidential Information") without the written consent of BKC. The Franchisees, Guarantors and Lender shall disclose the Confidential Information only to such agents, attorneys, accountants or persons within its organization who have a need to know such Confidential Information. The Guarantors, Lender and Franchisees shall adopt and maintain programs and procedures which are reasonably calculated to protect the confidentiality of the Confidential Information which results from a failure to comply with this provision. The Lender may disclose the Confidential Information to institutional lenders to whom Lender is syndicating the Credit Agreements if such institutional lenders provide BKC with their prior written agreement to be bound by the terms of Section 15 of this Agreement. The Lender, the Guarantors and the Franchisee will promptly report to BKC any actual or suspected violation of the terms of this Section 15 and will take all reasonable further steps requested by BKC to prevent, control or remedy any such violation.

15.  CAPTION HEADINGS.

      15.1 The caption headings are used in this Agreement only as a matter of convenience and for reference and do not define, limit or describe the scope of this Agreement nor the intent of any provision contained herein.

16.  NOTICES

      16.1 All notices hereunder shall be in writing and shall be deemed properly delivered if sent by (i) U.S. Mail return receipt requested or (ii) nationally recognized overnight courier service, and if sent to the following addresses:


             If to BKC:
                              Burger King Corporation
                              17777 Old Cutler Road
                              Miami,FL 33157
                              ATTENTION:    General Counsel, Senior
                                                 Vice President

             If to any Franchisee and/or Guarantor:

                              National Restaurant Enterprises, Inc.
                                    or
                              AmeriKing, Inc.
                              2215 Enterprise Drive
                              Westchester, IL 60154
                              ATTENTION: Chief Executive Office


             If to Lender:    The First National Bank of Boston
                              100 Federal Street
                              Boston,MA02110
                              Attention: Gordon Nelson, Jr. Director


                   or to such persons or places as BKC, Franchisees, Guarantors, or Lender may direct by written notice to all of the other parties hereto. Notices or other communications hereunder shall be deemed delivered and received on the date of actual delivery.

17. CHOICE OF LAW; JURISDICTION AND VENUE.

     17.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties hereto acknowledge and agree that the United States District Court for the Southern District of Florida, or if such court lacks jurisdiction, the 11th Judicial Court (or its successor) in and for Dade County, Florida, shall be the venue and the exclusive proper forum in which to adjudicate any case or controversy arising, either directly or indirectly, under or in connection with this Agreement or related documentation and the parties further agree that, in the event of litigation arising out of or in connection with this Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

18. AMENDMENTS.

     18.1 This Agreement. Except as expressly provided herein, nothing in this Agreement shall be construed to modify or amend any of the terms and conditions of the Franchise Agreements or BKL Leases and the Franchise Agreements and BKL Leases shall be controlling in the event of any ambiguity between this Agreement and the Franchise Agreements or BKL Leases.

     18.2 Franchise Agreements. BKC and the Franchisees shall not materially amend or terminate by mutual agreement any of the Franchise Agreements without the prior consent of the Lender, which consent shall not be unreasonably withheld.

19. INTEGRATION.

     19.1 This Agreement and other documents being executed and delivered pursuant hereto incorporate all prior discussions and negotiations among the parties and constitute the full and entire agreement and understanding between the parties hereto with respect to the subject matter hereof. No amendment hereto shall be effective unless it is in writing and signed by all of the parties hereto.




20. BINDING EFFECT.

     20.1 Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, successors, assigns, executors, personal representatives and administrators.

21. TITLES.

     21.1 The titles of the provisions of this Agreement are for convenience or reference only and are not to be considered in construing this Agreement.

22. SEVERABILITY

     22.1 If one or more of the provisions contained in this Agreement or in any document contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable, in any respect under the laws of any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any application thereof, shall not in any way be affected or impaired thereby or under the laws of any other jurisdiction.

23. CONSTRUCTION OF AGREEMENT

     23.1 This Agreement has been prepared after negotiations between the parties hereto, and if any ambiguity is contained herein then in resolving such ambiguity no weight shall be given in favor of or against either party solely on account of its drafting this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date of first written above:

                                          THE FIRST NATIONAL BANK OF BOSTON

                                          By: /s/ [SIGNATURE SPELLING?]
                                             ------------------------------

                                          Its:  Gordon L. Nelson, Jr.,
                                                Vice President
                                              -----------------------------

                                          Attest: /s/ [SIGNATURE SPELLING?]
                                                 --------------------------

                                          Its: Attorney
                                              -----------------------------

                                          BURGER KING CORPORATION

                                          By: /s/ [SIGNATURE SPELLING?]
                                             ------------------------------
                                                   Vice President

                                          Attest: /s/ Kim A. Goodbard
                                                 --------------------------
                                                   Assistant Secretary


                                                         (SEAL)

                                        NATIONAL RESTAURANT ENTERPRISES, INC.
                                        (NRE and Guarantor)

                                        By: /s/ A. Richard Caputo, Jr
                                           --------------------------------

                                        Print Name: A. Richard Caputo, Jr.
                                                   ------------------------

                                        Title: Vice President
                                              -----------------------------

                                        By: /s/ Joel Raseby
                                           --------------------------------

                                        Print Name: Joel Raseby
                                                   ------------------------

                                        Title: C.F.O.
                                              -----------------------------


                                        NRE HOLDING, INC.
                                        (the Parent and Guarantor)

                                        By: /s/ A. Richard Caputo, Jr.
                                           --------------------------------

                                        Print Name: A. Richard Caputo, Jr.
                                                   ------------------------

                                        Title: Vice President
                                              -----------------------------

                                        By: /s/ Joel Raseby
                                           --------------------------------

                                        Print Name: Joel Raseby
                                                   ------------------------

                                        Title: C.F.O.
                                              -----------------------------

WITNESSES:                              INDIVIDUAL GUARANTORS

/s/ [SIGNATURE SPELLING?]               /s/ Lawrence Jaro, as Attorney-in-fact
- ------------------------------          ---------------------------------------
                                        Lawrence Jaro


/s/ [SIGNATURE SPELLING?]               /s/ William Osborn, as Attorney-in-fact
- ------------------------------          ---------------------------------------
                                        William Osborn

[SIGNATURE SPELLING?]                   /s/ Gary Hubert, as Attorney-in-fact
- ------------------------------          ---------------------------------------
                                        Gary Hubert

                                          AMERIKING VIRGINIA CORPORATION I
                                          (FRANCHISEE)

                                          By: /s/ Joel Raseby
                                             ------------------------------

                                          Print Name: Joel Raseby
                                                     ----------------------

                                          Title: C.F.O.
                                                ---------------------------

                                          AMERIKING CINCINNATI CORPORATION I
                                          (FRANCHISEE)

                                          Attest: /s/ A. Richard Capato, Jr.
                                                 --------------------------

                                          Print Name: A. Richard Capato, Jr.
                                                     ----------------------

                                          Title: Vice President
                                                ---------------------------

APITAL PRINTING SYSTEMS]

SCHEDULE A TO INTERCREDITOR AGREEMENT


FRANCHISEE:

   AmeriKing Virginia Corporation I

   AmeriKing Cincinnati Corporation I

SCHEDULE B TO INTERCREDITOR AGREEMENT


GUARANTORS:

   Lawrence Jaro

   William Osborn

   Gary Hubert

   National Restaurant Enterprises, Inc.

   NRE Holdings, Inc.

                    SCHEDULE C TO INTERCREDITOR AGREEMENT
                       AMERIKING VIRGINIA CORPORATION I
                                    PART I

   BK                                DATE OF     DATE OF BKL    DATE OF
 REST.                              FRANCHISE     LEASE (IF     GUARANTY
   NO.            ADDRESS             AGT.          ANY)        (IF ANY)
- -------  -----------------------  -----------  -------------  ----------
298      3106 Jefferson Av.         02/07/96   N/A              02/07/96
         Newport News VA. 23607

1003     10721 Jefferson Av.        02/07/96   N/A              02/07/96
         Newport News VA. 23601

2758     1545 Richmond Rd.          02/07/96   N/A              02/07/96
         Williamsburg VA. 23185

3211     1480 Weldon Rd.            02/07/96   05/21/81         02/07/96
         Roanoke Rapids NC. 27870

3853     200 W. Mercury Blvd.       02/07/96   N/A              02/07/96
         Hampton VA.23669

4390     1620 S. Military Hwy       02/07/96   N/A              02/07/96
         Chesapeake VA. 23320

4973     221 Fox Hill Rd.           02/07/96   N/A              02/07/96
         Hampton VA.23669

5311     713 N. Battlefield Blvd.   02/07/96   N/A              02/07/96
         Chesapeake VA. 23320



   BK                                DATE OF     DATE OF BKL    DATE OF
 REST.                              FRANCHISE     LEASE (IF     GUARANTY
   NO.            ADDRESS             AGT.          ANY)        (IF ANY)
- -------  -----------------------  -----------  -------------  ----------
5314     6546 Richmond Rd.          02/07/96   N/A              02/07/96
         Williamsburg VA. 23185

5423     2208 Cunningham Dr.        02/07/96   N/A              02/07/96
         Hampton VA. 23666

6001     1901 South Military Hwy    02/07/96   N/A              02/07/96
         Chesapeake VA. 23320


6142     730 S. Battlefield Blvd.   02/07/96   N/A              02/07/96
         Chesapeake VA. 23320

6450     Box 189 York River         02/07/96   N/A              02/07/96
         Crossing Hayes VA.
         23072

6458     5269 John Taylor Hwy       02/07/96   N/A              02/07/96
         Williamsburg VA. 23185

6600     100 Market Dr. Emporia     02/07/96   N/A              02/07/96
         VA. 23847

7048     1901 Pocahontas Trail      02/07/96   N/A              02/07/96
         Williamsburg VA. 23185



   BK                                DATE OF     DATE OF BKL    DATE OF
 REST.                              FRANCHISE     LEASE (IF     GUARANTY
   NO.            ADDRESS             AGT.          ANY)        (IF ANY)
- -------  -----------------------  -----------  -------------  ----------
7313     901 Roanoke Av.            02/07/96   N/A              02/07/96
         Roanoke Rapid NC. 27870

7584     11321 Polo Place           02/07/96   N/A              02/07/96
         Midlothian VA. 23113


7609     8801 Staples Mill Rd.      02/07/96   N/A              02/07/96
         Richmond VA. 23228

7699     900 Bland Av. Newport      02/07/96   N/A              02/07/96
         News VA. 23602

7923     Route 2, Box 175           02/07/96   N/A              02/07/96
         Doswell VA. 23005

9219     10097 Brook Rd. Glen       02/07/96   N/A              02/07/96
         Allen VA. 23060

9220     Route 1, Box 40B           02/07/96   N/A              02/07/96
         Garysburg NC. 27831


                    SCHEDULE C TO INTERCREDITOR AGREEMENT
                      AMERIKING CINCINNATI CORPORATION I
                                    PART 2

   BK                               DATE OF     DATE OF BKL    DATE OF
 REST.                             FRANCHISE     LEASE (IF     GUARANTY
   NO.           ADDRESS             AGT.          ANY)        (IF ANY)
- -------  ----------------------  -----------  -------------  ----------
1851     7958 US Hwy 42            02/07/96   N/A              02/07/96
         Florence KY. 41042

2394     512 Ohio Pike             02/07/96   N/A              02/07/96
         Cincinnati Oh. 45230

2729     544 Clifty Dr. Madison    02/07/96   N/A              02/07/96
         IN. 47250

3330     337 Terry Lane            02/07/96   N/A              02/07/96
         Covington KY. 41017

3758     3100 Dixie Hwy            02/07/96   N/A              02/07/96
         Erlanger KY. 41018

4556     812 Eastgate South Dr.    02/07/96   N/A              02/07/96
         Cincinnati OH. 45245

5435     316 Philadelphia St.,     02/07/96   N/A              02/07/96
         Covington KY. 41011

6186     830 Green Blvd. Aurora    02/07/96   N/A              02/07/96
         IN. 47001

6489     14 Carothers Rd.          02/07/96   N/A              02/07/96
         Newport KY. 41071



   BK                               DATE OF     DATE OF BKL    DATE OF
 REST.                             FRANCHISE     LEASE (IF     GUARANTY
   NO.           ADDRESS             AGT.          ANY)        (IF ANY)
- -------  ----------------------  -----------  -------------  ----------
7751     4868 Houston Rd.          02/07/96   N/A              02/07/96
         Florence KY. 41042

8483     418 Market Square Dr.     02/07/96   N/A              02/07/96
         Maysville KY. 41056
